METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED FEBRUARY 4, 2005

TO THE PROSPECTUS DATED MAY 1, 2004

MET/PUTNAM VOYAGER PORTFOLIO

The following information supplements the Metropolitan Series Fund, Inc. (the “Fund”) prospectus dated May 1, 2004 (the “Prospectus”). You should keep this supplement to the Prospectus for future reference.

On February 2, 2005, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, a proposal to reorganize the Met/Putnam Voyager Portfolio (the “Voyager Portfolio”) into the Jennison Growth Portfolio (together with the Voyager Portfolio, the “Portfolios”). Putnam Investment Management, LLC serves as subadviser to the Voyager Portfolio and Jennison Associates LLC serves as subadviser to the Jennison Growth Portfolio. The Portfolios share similar investment objectives. The Voyager Portfolio has an investment objective of capital appreciation and the Jennison Growth Portfolio has an investment objective of long-term growth of capital. The Jennison Growth Portfolio will normally invest at least 65% of its assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison Associates LLC believes have strong capital appreciation, whereas the Voyager Portfolio may invest in companies of any size, though it invests mainly in midsize and large companies. The Jennison Growth Portfolio pays an investment advisory fee at a lower annual rate than the Voyager Portfolio.

If the shareholders of the Voyager Portfolio approve the proposal, all of the assets of the Voyager Portfolio will be transferred to the Jennison Growth Portfolio and shareholders of the Voyager Portfolio will receive shares of the Jennison Growth Portfolio in exchange for their shares of the Voyager Portfolio. Shareholders who owned shares of the Voyager Portfolio on February 4, 2005 will receive further information regarding the reorganization in a proxy statement/prospectus in March 2005. These shareholders will also receive voting instruction cards with which to vote on the reorganization at a special meeting to be held on or about April 29, 2005. If approved by shareholders, the reorganization will close on or about April 29, 2005.

Although MetLife Advisers, LLC, the Portfolios’ investment adviser, will bear the legal and accounting fees and expenses and other fees and expenses incurred in connection with the consummation of the reorganization (including transaction costs in connection with the sale of portfolio securities that are not permitted investments of the Jennison Growth Portfolio), the Portfolios will pay transaction costs in connection with the purchase or sale of other securities in order to align the security holdings of the two Portfolios.